EXHIBIT 3.1








================================================================================


                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                           BIODIESEL INDUSTRIES, INC.
                           (FORMERLY GURY HITECK LTD.)
                             A DELAWARE CORPORATION

================================================================================





                                     ADOPTED BY ACTION OF THE BOARD OF DIRECTORS

                                                            April 22, 2002

                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                           BIODIESEL INDUSTRIES, INC.
                           (FORMERLY GURY HITECK LTD.)
                             A DELAWARE CORPORATION
================================================================================

                                    ARTICLE I

                                     OFFICES

         SECTION 1.  REGISTERED OFFICE.
         -----------------------------

         The registered office of the Corporation in the State of Delaware is located at 15 East North Street, City of Dover, County of Kent, 19901.

         SECTION 2.  PRINCIPAL OFFICE.
         ----------------------------

         The principal office of the Corporation will be in the State of Nevada, at the following location:

                               4825 N. Sloan Lane
                               Las Vegas, NV 89106

         The location of the principal office of the Corporation may be changed to any such other place as the Board of Directors may from time-to-time determine.

         SECTION 3.  OTHER OFFICES.
         -------------------------

         The Corporation may also have offices at such other places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 1.  PLACE OF MEETINGS.
         -----------------------------

         All meetings of stockholders will be held at the principal office of the Corporation, or at such other place as will be determined by the Board of Directors and specified in the notice of the meeting.

         SECTION 2.  ANNUAL MEETING.
         --------------------------

         The annual meeting of stockholders will be held at such date and time as will be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders will elect [by written ballot] a Board of Directors and transact such other business as may properly be brought before the meeting of stockholders.

         The Board of Directors may postpone the time of holding the annual meeting of stockholders for such period (not exceeding ninety (90) days,) as they may deem advisable. Failure to hold the annual meeting at the designated time shall not work a dissolution of the Corporation nor impair the powers, rights and duties of the Corporation's officers and Directors. At annual meetings, the stockholders shall elect Directors and transact such other business as may properly be brought before the meeting. If the election of Directors shall not be held on the day designated herein for any annual meeting of the stockholders or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as is convenient.

         SECTION 3.  NOTICE OF ANNUAL MEETING.
         ------------------------------------

         Written or printed notice of the annual meeting, stating the place, day, and hour thereof, will be delivered personally to each stockholder at his residence or usual place of business or mailed to each stockholder entitled to vote at such address as appears on the books of the Corporation, not less than ten (10) nor more than sixty (60) days before the date of the meeting. Waiver by a stockholder (or his duly authorized attorney) in writing of notice of a stockholders' meeting, signed by the stockholder, whether before or after the time of such meeting, shall be equivalent to the giving of such notice. Attendance by a stockholder, whether in person or by proxy, at a stockholders' meeting shall constitute a waiver of notice of such meeting of which the stockholder has had no notice.

         SECTION 4.  SPECIAL MEETINGS.
         ----------------------------

         Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chief Executive Officer or the Board of Directors, and will be called by the Chief Executive Officer or Secretary at the request in writing of the stockholders owning ten percent (10%) of the outstanding shares of capital stock of the Corporation entitled to vote at such meeting. Such request will state the purpose(s) of the proposed meeting, and any purpose so stated will be conclusively deemed to be a "proper" purpose.

         SECTION 5.  NOTICE OF SPECIAL MEETING.
         -------------------------------------

         Written or printed notice of a special meeting stating the place, day, hour and purpose(s) thereof, will be personally delivered to each stockholder at his residence or usual place of business or mailed to each stockholder entitled to vote at such address as appears on the books of the Corporation, not less than ten (10) nor more than sixty (60) days before the date of the meeting.

         SECTION 6.  ADJOURNMENT.
         -----------------------

         At any meeting of stockholders of the Corporation, if less than a quorum be present, a majority of the stockholders entitled to vote, present in person or by proxy, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date, as provided for in Section 5 of Article V of these Bylaws, is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 7.  FIXING OF DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.
         ----------------------------------------------------------------------

         The Board of Directors may, by resolution, fix in advance a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of stockholders for any other purposes (other than determining stockholders entitled to consent to action by stockholders proposed to be taken without a meeting of stockholders). Such date, in any case, shall not be more than sixty (60) days and not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, such date shall be at the close of business on the day on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, and shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the stock transfer records and the stated period of closing has expired.

         SECTION 8.  STOCKHOLDER LIST.
         ----------------------------

         At least ten (10) days before each meeting of stockholders, a complete list of stockholders entitled to vote at each such meeting or in any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, will be prepared by the Secretary or the officer or agent having charge of the stock transfer ledger of the Corporation. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for such ten (10) day period either at a place within the city where the meeting is to be held, or, if not so specified, the place where the meeting is to be held. Such list will also be produced and kept open at the time and place of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders.

         SECTION 9.  QUORUM.
         ------------------

         The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum at all meetings of the stockholders for the transaction of business. The stockholders present may adjourn the meeting despite the absence of a quorum. When a meeting is adjourned for less than thirty (30) days in any one adjournment, it will not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted which might have been transacted on the original date of the meeting. When a meeting is adjourned for thirty (30) days or more, notices of the adjourned meeting will be given as in the case of an original meeting. The vote of the holders of a majority of the shares entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the stockholders' meeting unless the vote of a greater number is required by law, the Certificate of Incorporation or these Bylaws, in which case the vote of such greater number shall be requisite to constitute the act of the meeting. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         SECTION 10.  PROXIES AND VOTING.
         -------------------------------

         Stockholders entitled to vote shall have the number of votes specified in the Certificate of Incorporation for each share of stock owned by them and a proportionate vote for a fractional share. Stockholders may vote in person or by written proxy dated not more than six months before the meeting named therein. Proxies shall be filed with the secretary of the meeting, or of any adjournment thereof, before being voted. Except as otherwise limited therein, proxies shall entitle the person named therein to vote at any meeting or adjournment of such meeting but shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to its exercise the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

         When a quorum is present at any meeting, the holders of a majority of the stock represented and entitled to vote on any question (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class represented and entitled to vote on any question) other than an election by stockholders shall, except where a larger vote is required by law, by the articles of organization or by these bylaws, decide any question brought before such meeting. Any election by stockholders shall be determined by a plurality of the votes cast.

         SECTION 11.  CONSENT OF STOCKHOLDERS IN LIEU OF MEETING.
         -------------------------------------------------------

         Any action which may be taken at a special or annual meeting of the stockholders may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, will be signed by all of the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, which absent specific language herein, shall be a majority of those shares entitled to vote. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent will be given to those stockholders who have not consented in writing.

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         SECTION 12.  PRESIDING OFFICER AND CONDUCT OF MEETINGS.
         ------------------------------------------------------

         The Chairman of the Board of Directors shall preside at all meetings of the stockholders and shall automatically serve as Chairman of such meetings. In the absence of the Chairman of the Board of Directors, or if the Directors neglect or fail to elect a Chairman, then the President of the Corporation shall preside at the meetings of the stockholders and shall automatically be the Chairman of such meeting, unless and until a different person is elected by a majority of the shares entitled to vote at such meeting. The Secretary of the Corporation shall act as Secretary at all meetings of the stockholders. In the absence or disability of the Secretary, the Chairman of the Board of Directors, the Chief Executive Officer, or the President shall appoint a person to act as Secretary at such meetings.

         SECTION 13.  INSPECTORS.
         -----------------------

         The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting may, or if inspectors shall not have been appointed, the Chairman of the meeting shall, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No directors or candidate for the office of director shall act as an inspector of an election of directors.

                                   ARTICLE III

                         BOARD OF DIRECTORS: MANAGEMENT

         SECTION 1.  NUMBER OF DIRECTORS.
         -------------------------------

         The authorized number of Directors of the Corporation shall be not less than five (5), nor more than nine (9). The Board shall determine from time-to-time the exact number of Directors to serve on the board, consistent with this Section 1. The number of Directors may be increased or decreased (provided such decrease does not shorten the term of any incumbent director), from time-to-time by the amendment of these Bylaws.

         SECTION 2.  ELECTION AND TERM.
         -----------------------------

         Except as provided in Section 3 of this Article, Directors, as their terms expire, will be elected at the respective annual meeting of the stockholders, and each Director will be elected to serve until the next annual meeting at which his or her term expires, or until his successor will have been elected and qualified, unless sooner removed in accordance with these Bylaws or until the Corporation has received a written resignation from a Director. Directors need not be stockholders of the Corporation.

         SECTION 3.  VACANCIES AND NEWLY CREATED DIRECTORSHIPS.
         -----------------------------------------------------

         Vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors, although less than a quorum, and the Directors so elected shall hold office for the unexpired term of their predecessor in office until the next annual meeting and until their successors are elected and have qualified. Vacancies created by the removal of Directors by the owners of a majority of the outstanding shares of capital stock will be filled by the owners of the majority of the outstanding shares of capital stock. A vacancy shall be deemed to exist by reason of the death, resignation, or upon the failure of stockholders to elect Directors to fill the unexpired terms of any Directors removed in accordance with the provisions of these Bylaws.

         SECTION 4.  RESIGNATION; REMOVAL.
         --------------------------------

         Any Director may resign at any time by giving written notice thereof to the Board of Directors. Any such resignation will take effect as of its date unless some other date is specified therein, in which event it will be effective as of that date. The acceptance of such resignation will not be necessary to make it effective. The Board of Directors may, by majority vote of the Directors then in office, remove a Director for cause. The owners of a majority of the outstanding shares of capital stock may remove any Director or the entire Board of Directors, with or without cause, either by a vote at a special meeting or annual meeting, or by written consent.

         SECTION 5.  COMPENSATION.
         ------------------------

         The Board of Directors shall have the authority to fix the compensation of directors for their services. A director may also serve the Corporation in other capacities and receive compensation therefore.

         SECTION 6.  POWERS.
         ------------------

         If initial directors have not been named in the Certificate of Incorporation, the incorporator or incorporators, until such time as directors may be elected, may do whatever is necessary and proper to perfect the organization of the Corporation, including the adoption and amendment of Bylaws of the Corporation and the election of directors and officers. Subject to the limitation of the Certificate of Incorporation, of the Bylaws, and of the laws of the State of Delaware as to action to be authorized or approved by the shareholders, all corporate powers shall be exercised by or under authority of, and the business and affairs of this Corporation shall be controlled by a Board of Directors.

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         SECTION 7.  AUTHORIZED PAYMENTS AND REIMBURSEMENTS.
         --------------------------------------------------

         The Board of Directors may authorize the Corporation to pay expenses incurred by, or to satisfy a judgment or fine rendered or levied against, a present or former director, officer, or employee of this Corporation in an action brought by a third party against such person, whether or not the Corporation is joined as a party defendant, to impose a liability or penalty on such person for an act alleged to have been committed by such person while a director, officer, or employee, or by the Corporation, or by both provided that, the Board of Directors determines in good faith that such director, officer, or employee was acting in good faith within what he reasonably believed to be the scope of his employment or authority and for a purpose which he reasonably believed to be in the best interests of the Corporation or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Corporation by a shareholder or a holder of a voting trust certificate representing shares of the Corporation. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees, or devisees of a director, officer, or employee, and the term "person" where used in the foregoing shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

                                   ARTICLE IV

                              MEETINGS OF THE BOARD

         SECTION 1.  REGULAR MEETINGS.
         ----------------------------

         The Board of Directors will meet each year immediately following the annual meeting of the stockholders to appoint the members of such committees of the Board of Directors as the Board may deem necessary or advisable, to elect officers for the ensuing year, and to transact such other business as may properly come before the Board of Directors at such meeting. No notice of such meeting will be necessary to the newly elected Directors in order legally to constitute the meeting provided a quorum will be present. Regular meetings may be held at such other times as shall be designated by the Board of Directors without notice to the Directors.

         SECTION 2.  SPECIAL MEETINGS.
         ----------------------------

         Special meetings of the Board of Directors will be held whenever called by the Chairman of the Board, Chief Executive Officer, chairman of the Executive Committee or by two or more Directors. Notice of each meeting will be given at least three (3) days prior to the date of the meeting either personally or by telephone or telegraph to each Director, and will state the purpose, place, day and hour of the meeting. Waiver by a Director in writing of notice of a Directors meeting, signed by the Director, whether before or after the time of said meeting, shall be equivalent to the giving of such notice. Attendance by a Director, whether in person or by proxy, at a Directors' meeting shall constitute a waiver of notice of such meeting of which the Director had no notice.

         SECTION 3.  QUORUM AND VOTING.
         -----------------------------

         At all meetings of the Board of Directors (except in the case of a meeting convened for the purpose specified in Article III, Section C of these Bylaws) a majority of the number of the Directors will be necessary and sufficient to constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors. If a quorum will not be present at any such meeting of Directors, the Directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum will be present.

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         SECTION 4.  TELEPHONE MEETINGS.
         ------------------------------

         Subject to the provisions of applicable law and these Bylaws regarding notice of meetings, the Directors may participate in and hold a meeting using conference telephone or similar communications equipment by means of which all persons participating in a meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting. A Director so attending will be deemed present at the meeting for all purposes including the determination of whether a quorum is present except when a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting was not lawfully called or convened.

         SECTION 5.  ACTION BY WRITTEN CONSENT.
         -------------------------------------

         Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board.

         SECTION 6.  ATTENDANCE FEES.
         ---------------------------

         Directors will not receive any stated salary, as such, for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance may be allowed for attendance at each regular or special meeting of the Board; however, this provision will not preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

         SECTION 7.  INTEREST OF DIRECTORS IN CONTRACTS.
         ----------------------------------------------

         Any contract or other transaction between the Corporation and one (1) or more of its Directors, or between the Corporation and any firm of which one or more of its Directors are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one or more of its Directors are shareholders, members, directors, officers or employees, or in which they are interested, shall be valid for all purposes, notwithstanding the presence of such Director or Directors at the meeting of the Board of Directors of the Corporation, which acts upon, or in reference to, such contract or transaction, and notwithstanding their participation in such action, if the fact of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless, authorize, approve, and ratify such contract or transaction by a vote of a majority of the Directors present, such interested Director or Directors to be counted in determining whether a quorum is present, but not to be counted in calculating the majority of such quorum necessary to carry such vote. This Section shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common and statutory law applicable thereto.

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                                    ARTICLE V

                                   COMMITTEES

         SECTION 1.  EXECUTIVE COMMITTEE.
         -------------------------------

         The Board of Directors by resolution may designate one or more Directors to constitute an Executive Committee, which committee, to the extent provided in such resolution, will have and may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the Board of Directors is required by statute. Unless expressly authorized by resolution of the Board of Directors, no committee shall have the power or authority to (1) amend the Certificate of Incorporation, (2) adopt an agreement of merger or consolidation,
(3) recommend to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (4) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or (5) amend the Bylaws of the Corporation.

         SECTION 2.  OTHER COMMITTEES.
         ----------------------------

         The Board of Directors may by resolution create other committees for such terms and with such powers and duties as the Board shall deem appropriate.

         SECTION 3.  ORGANIZATION OF COMMITTEES.
         --------------------------------------

         The chairman of each committee of the Board of Directors will be chosen by the members thereof. Each committee will elect a Secretary, who will be either a member of the committee or the secretary of the Corporation. The chairman of each committee will preside at all meetings of such committee.

         SECTION 4.  MEETINGS.
         --------------------

         Regular meetings of each committee may be held without the giving of notice if a day of the week, a time, and a place will have been established by the committee for such meetings. Special meetings (and, if the requirements of the preceding sentence have not been met, regular meetings) will be called in the manner provided as respect to notices of special meetings of the Board of Directors.

         SECTION 5.  QUORUM AND MANNER OF ACTING.
         ---------------------------------------

         A majority of the members of each committee must be present, either in person or by telephone, radio, television, or similar means of communication, at each meeting of such committee in order to constitute a quorum for the transaction of business. The act of a majority of the members so present at a meeting at which a quorum is present will be the act of such committee. The members of each committee will act only as a committee, and will have no power or authority, as such, by virtue of their membership on the committee.

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         SECTION 6.  ACTION BY WRITTEN CONSENT.
         -------------------------------------

         Any action required or permitted to be taken by any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the committee.

         SECTION 7.  RECORD OF COMMITTEE ACTION; REPORTS.
         -----------------------------------------------

         Each committee will maintain a record, which need not be in the form of complete minutes, of the action taken by it at each meeting, which record will include the date, time, and place of the meeting, the names of the members present and absent, the action considered, and the number of votes cast for and against the adoption of the action considered. All action by each committee will be reported to the Board of Directors at its meeting next succeeding such action, such report to be in sufficient detail as to enable the Board to be informed of the conduct of the Corporation's business and affairs since the last meeting of the Board.

         SECTION 8.  REMOVAL.
         -------------------

         Any member of any committee may be removed from such committee, either with or without cause, at any time, by resolution adopted by a majority of the whole Board of Directors at any meeting of the board.

         SECTION 9.  VACANCIES.
         ---------------------

         Any vacancy in any committee will be filled by the Board of Directors in the manner prescribed by these Bylaws for the original appointment of the members of such committee.

                                   ARTICLE VI

                                    OFFICERS

         SECTION 1.  APPOINTMENT AND TERM OF OFFICE.
         ------------------------------------------

         The officers of the Corporation may consist of a President, a Secretary, and a Treasurer, and there may be a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed by the Board. One of the Directors may also be chosen Chairman of the Board. Each of such officers will be chosen annually by the Board of Directors at its regular meeting immediately following the annual meeting of stockholders and, subject to any earlier resignation or removal, will hold office until the next annual meeting of stockholders or until his earlier death, resignation, retirement, disqualification, or removal from office and until his successor shall have been duly elected and qualified. Two or more offices may be held by the same person.

         SECTION 2.  REMOVAL.
         -------------------

         Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors, with or without cause, whenever in its judgment the best interests of the Corporation will be served thereby, but such removal will be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent will not of itself create contract rights.

         SECTION 3.  VACANCIES.
         ---------------------

         Whenever any vacancy shall occur in any office of any officer by death, resignation, increase in the number of officers of the Corporation, or otherwise, the same shall be filled by vote of a majority of the Directors for the unexpired portion of the term.

         SECTION 4.  COMPENSATION.
         ------------------------

         The compensation of all officers of the Corporation shall be determined by the Board of Directors and may be altered by the Board from time to time, except as otherwise provided by contract, and no officer shall be prevented from receiving such compensation by reason of the fact such officer is also a Director of the Corporation. All officers shall be entitled to be paid or reimbursed for all costs and expenditures incurred in the Corporation's business.

         SECTION 5.  POWERS AND DUTIES.
         -----------------------------

         The powers and duties of the officers will be those usually pertaining to their respective offices, subject to the general direction and supervision of the Board of Directors. Such powers and duties will include the following:

                  a. CHAIRMAN OF THE BOARD. The Chairman of the Board shall be selected among the members of the Board of Directors and will preside when present at all meetings of the Board of Directors and of the stockholders. The Chairman of the Board shall be available to consult with and advise the officers of the Corporation with respect to the conduct of the business and affairs of the Corporation and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned by the Board of Directors. The Chairman of the Board shall be the highest officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all business and affairs of the Corporation.

                  b. PRESIDENT. The President shall be the Chief Executive Officer of the Corporation unless otherwise designated by the Board of Directors. The President will be responsible for general supervision of the affairs, properties, and operations of the Corporation, and over its several officers and be the Corporation's general manager responsible for the management and control in the ordinary course of the business of the Corporation. The President may execute and deliver in the name and on behalf of the Corporation, deeds, mortgages, leases, assignments, bonds, notes, bills of sale, assignments, releases, receipts, contracts or other instruments of any kind or character authorized by the Board of Directors. Unless otherwise directed by the Board, the President shall attend in person or by substitute or by proxy and act and vote on behalf of the Corporation at all meetings of the stockholders of any corporation in which the Corporation holds stock. The President may appoint or employ and discharge employees and agents of the Corporation and fix their compensation.

                  c. VICE PRESIDENTS. Each Vice President will perform the duties prescribed or delegated by the President or by the Board of Directors, and at the request of the President, will perform as well the duties of the President's office.

                  d. SECRETARY. The Secretary will give notice to and attend all meetings and keep the minutes of all of the proceedings at all meetings of the Board of Directors and all meetings of the stockholders and will be the custodian of all corporate records and of the seal of the Corporation. The Secretary will see that all notices required to be given to the stockholders and to the Board of Directors are duly given in accordance with these Bylaws or as required by law. It shall also be the duty of the Secretary to attest, by personal signature and the seal of the Corporation, all stock certificates issued by the Corporation and to keep a stock ledger in which shall be correctly recorded all transactions pertaining to the capital stock of the Corporation. The Secretary shall also attest, by personal signature and the seal of the Corporation, all deeds, conveyances, or other instruments requiring the seal of the Corporation. The person holding the office of Secretary shall also perform, under the direction and subject to the control of the President and the Board of Directors, such other duties as may be assigned to such officer. Unless a transfer agent is appointed, the Secretary shall also keep or cause to be kept at any such office the stock and transfer records, which shall contain the names of all stockholders and the record address and the amount of stock held by each, for inspection by stockholders. Any such inspection by a stockholder of the articles of organization, bylaws, records of meetings of the incorporators or stockholders, or the stock and transfer records must be at a reasonable time and for a proper purpose, but not to secure a list of stockholders for the purpose of selling said list or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the Corporation. Said copies and records need not all be kept in the same office. In the absence of the appointment of a Treasurer for the Corporation, the Secretary shall perform the duties of the Treasurer.

                  e. ASSISTANT SECRETARY. Any Assistant Secretary shall have the powers and perform the duties of the Secretary in his absence or in case of his inability to act and shall have such other powers and duties as the directors may from time to time prescribe. If neither the Secretary nor any Assistant Secretary is present at any meeting of the stockholders, a temporary Secretary to be designated by the person presiding at the meeting shall perform the duties of the Secretary.

                  f. TREASURER. The Treasurer will be the principal accounting and financial officer of the Corporation and will have active control of and shall be responsible for all matters pertaining to the accounts and finances of the Corporation. The Treasurer will have charge of the corporate funds and securities and will keep a record of the property and indebtedness of the Corporation. If required by the Board of Directors, the Treasurer will give bond for the faithful discharge of duties in such sum and with such surety or sureties as the Board may require. The Treasurer shall keep such monies and securities of the Corporation as may be entrusted to his keeping and account for the same. The Treasurer shall be prepared at all times to give information as to the condition of the Corporation and shall make a detailed annual report of the entire business and financial condition of the Corporation. The person holding the office of Treasurer shall also perform, under the direction and subject to the control of the President and the Board of Directors, such other duties as may be assigned by either of such officers. The duties of the Treasurer may also be performed by any Assistant Treasurer.

                  g. OTHER OFFICERS. The Board of Directors may appoint such other officers, agents, or employees as it may deem necessary for the conduct of the business of the Corporation. In addition, the Board may authorize the President or some other officers to appoint such agents or employees as they deem necessary for the conduct of the business of the Corporation.

         SECTION 6.  RESIGNATIONS.
         ------------------------

         Any officer may resign at any time by giving written notice thereof to the Board of Directors. Any such resignation will take effect as of its date unless some other date is specified therein, in which event it will be effective as of that date. The acceptance of such resignation will not be necessary to make it effective.

                                   ARTICLE VII

                    SHARES OF STOCK AND THEIR TRANSFER; BOOKS

         SECTION 1. FORMS OF CERTIFICATES. Shares of the capital stock of the Corporation will be represented by certificates in such form, not inconsistent with law or with the Certificate of Incorporation of the Corporation, as will be approved by the Board of Directors, and will be signed by the Chairman of the Board or President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation. Such seal may be facsimile, engraved, or printed. Where any such certificate is countersigned by a transfer agent or by a registrar, the signature of such Chairman of the Board, President, Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer upon such certificate may be facsimiles, engraved, or printed. Such certificates shall be delivered representing all shares to which stockholders are entitled.

         SECTION 2.  ISSUANCE.
         --------------------

         Shares of stock with par value (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors may determine from time to time. Shares of stock without par value may be issued for such consideration as is determined from time to time by the Board of Directors. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

         SECTION 3.  PAYMENT FOR SHARES.
         ------------------------------

                  a. The consideration for the issuance of shares shall consist of cash, services rendered (including services actually performed for the Corporation), or real or personal property (tangible or intangible) or any combination thereof actually received. Neither promissory notes nor the promise of future services shall constitute payment for shares.

                  b. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of consideration received shall be conclusive.

                  c. When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

                  d. The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between stated capital and capital surplus accounts.

         SECTION 4.  TRANSFER OF SHARES.
         ------------------------------

         Shares of stock of the Corporation will be transferred only on the stock books of the Corporation by the holder of record thereof in person, or by a duly authorized attorney, upon the endorsement and surrender of the certificate therefore.

         SECTION 5.  STOCKHOLDERS OF RECORD.
         ----------------------------------

         Stockholders of record entitled to vote at any meeting of stockholders or entitled to receive payment of any dividend or to any allotment of rights or to exercise the rights in respect of any change or conversion or exchange of capital stock will be determined according to the Corporation's stock ledger and, if so determined by the Board of Directors in the manner provided by statute, will be such stockholders of record (a) at the date fixed for closing the stock transfer books, or (b) as of the date of record.

         SECTION 6.  LOST, STOLEN, OR DESTROYED CERTIFICATES.
         ---------------------------------------------------

         The Board of Directors may direct the issuance of new or duplicate stock certificates in place of lost, stolen, or destroyed certificates, upon being furnished with evidence satisfactory to it of the loss, theft, or destruction and upon being furnished with indemnity satisfactory to it. The Board of Directors may delegate to any officer authority to administer the provisions of this Section.

         SECTION 7.  CLOSING OF STOCK TRANSFER BOOKS.
         -------------------------------------------

         The Board of Directors will have power to close the stock transfer books of the Corporation for a period not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when change or conversion or exchange of capital stock will go into effect, or for a period not exceeding sixty (60) days nor less than ten (10) days in connection with obtaining the consent of stockholders for any purpose; or the Board may, in its discretion, fix a date, not more than sixty (60) days nor less than ten (10) days before any stockholders' meeting, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock will go into effect as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and at any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of such change, conversion, or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as will be stockholders of record on the date so fixed will be entitled to notice of and to vote at such meeting and at any adjournment thereof, or to receive payment of such dividend, or to exercise rights, or to give such consent as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after such record date fixed as aforesaid.

         SECTION 8.  REGULATIONS.
         -----------------------

         The Board of Directors may make such rules and regulations as it may deem expedient concerning the issuance, transfer, and registration of certificates of stock. The Board of Directors may appoint one or more transfer agents or registrars, or both, and may require all certificates of stock to bear the signature of either or both.

         SECTION 9.  EXAMINATION OF BOOKS BY STOCKHOLDERS.
         ------------------------------------------------

         The original or duplicate stock ledger of the Corporation containing the names and addresses of the stockholders and the number of shares held by them and the other books and records of the Corporation will, at all times during the usual hours of business, be available for inspection at its principal office, and any stockholder, upon compliance with the conditions set forth in and to the extent authorized by Section 220 of the Delaware General Corporation Law, will have the right to inspect such books and records.

                                  ARTICLE VIII

                                    INSURANCE

         By action of its Board of Directors, notwithstanding any interest of the Directors in the action, to the full extent permitted by the General Corporation Law of the State of Delaware, the Corporation may purchase and maintain insurance, in such amounts and against such risks as the Board of Directors deems appropriate, on behalf of any person who is or was a Director, advisory Director, officer, employee, or agent of the Corporation, or of any entity a majority of the voting stock of which is owned by the Corporation, or who is or was serving at the request of the Corporation as a Director, advisory Director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of the status as such, whether or not the Corporation would have the power or would be required to indemnify such person against such liability under the provisions of this Article, or of the Corporation's Certificate of Incorporation or of the General Corporation Law of the State of Delaware.

                                   ARTICLE IX

                     INDEMNIFICATION OF DIRECTORS, OFFICERS,
                           EMPLOYEES AND OTHER AGENTS

         SECTION 1.    AGENTS, PROCEEDINGS AND EXPENSES.
         ----------------------------------------------

         For the purposes of this Article, "agent" means any person who is or was a director, officer, employee or other agent of the Corporation, or is or was a director, officer, employee or other agent of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or complete action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c) of this Article.

         SECTION 2.    ACTIONS OTHER THAN BY THE CORPORATION.
         ---------------------------------------------------

         The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner that person reasonably believed to be in the best interests of the Corporation, and in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

         SECTION 3.    ACTIONS BY THE CORPORATION.
         ----------------------------------------

         The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that that person is or was an agent of the Corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Corporation and its shareholders. No indemnification shall be made under this Section 3 for any of the following:

                  (a) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to the Corporation in the performance of that person's duty to the Corporation and its shareholders, unless and only to the extent that the court in which that proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnification for expenses and then only to the extent that the court shall determine;

                  (b) Of amounts paid in settling or otherwise disposing of a pending action, without court approval; or

                  (c) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

         SECTION 4.    SUCCESSFUL DEFENSE BY AGENT.
         -----------------------------------------

         To the extent that an agent of the Corporation has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article, or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

         SECTION 5.    REQUIRED APPROVAL.
         -------------------------------

         Except as provided in Section 4 of this Article, any indemnification under this Article shall be made by the Corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article, by any of the following:

                  (a) A majority vote of a quorum consisting of directors who are not parties to the proceeding;

                  (b) If a quorum as described in Section 5(a) of this Article is not obtainable, by independent legal counsel in a written opinion;

                  (c) Approval by the affirmative vote of a majority of the shares of the Corporation represented and voting at a duly held meeting at which quorum is present (which shares voting also constitute at least a majority of the required quorum) or by the written consent of holders of a majority of the required quorum) or by the written consent of holders of a majority of the outstanding shares entitled to vote. For this purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon; or

                  (d) The court in which the proceeding is or was pending, on application made by the Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the Corporation.

         SECTION 6.    ADVANCE OF EXPENSES.
         ---------------------------------

         Expenses incurred in defending any proceeding may be advanced by the Corporation before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article.

         SECTION 7.    OTHER CONTRACTUAL RIGHTS.
         --------------------------------------

         The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the Certificate of Incorporation of the Corporation. The rights to indemnity hereunder shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of the person. Nothing contained in this Article shall affect any right to indemnification to which persons other than directors and officers of this Corporation or any subsidiary hereof may be entitled by contract or otherwise.

         SECTION 8.    LIMITATIONS.
         -------------------------

         No indemnifications or advance shall be made under this Article, except as provided in Section 4 or Section 5(c), in any circumstances where it appears:

                  (a) That it would be inconsistent with a provision of the Certificate of Incorporation, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

                  (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

         SECTION 9.    INSURANCE.
         -----------------------

         The Corporation shall, if so authorized by the Board, purchase and maintain insurance on behalf of any agent of the Corporation or its subsidiaries selected by the Board in its authorization, or designated in the policy of insurance so purchased, against such liabilities asserted against or incurred by the agent (in his capacity as agent or arising out of his status as such) as may be set forth in such authorization or in such policy of insurance, in each case upon such terms and conditions, and subject to such limitations, as the Board in its sole and absolute discretion determines to be appropriate, its general authorization to purchase or maintain any policy of insurance to conclusively establish that it has determined all of the terms, conditions, and limitations set forth in the policy of insurance in the form so purchased to be appropriate, and the power to purchase and maintain such insurance shall exist regardless of whether the Corporation would have the power to indemnify the agent against the insured liabilities under the provision of this Article. The fact that the Corporation owns all or a portion of the shares of the company issuing a policy of insurance shall not render this subdivision inapplicable if either of the following conditions are satisfied:

                  (a) the purchase and maintenance of the policy is authorized by the Certificate of Incorporation of the association and is limited to the extent provided in subdivision (d) of Section 204 of the General Corporation Law;

                  (b) (1) the company issuing the insurance policy is organized, licensed and operated in a manner that complies with the insurance laws and regulations applicable to its jurisdiction of organization, (2) the company issuing the policy provides procedures for processing claims that do not permit the company to be subject to the direct control of the Corporation, and (3) the policy issued provides for some manner of risk sharing between the issuer and purchaser of the policy, on one hand, and some unaffiliated person or persons, on the other hand, such as by providing for more than one unaffiliated owner of the company issuing the policy or by providing that a portion of the coverage furnished will be obtained from some unaffiliated insurer or reinsurer.

         SECTION 10.    FIDUCIARIES OF CORPORATE EMPLOYEE BENEFIT PLAN.
         -------------------------------------------------------------

         The provisions of this Article shall not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of the Corporation as defined in Section 1 of this Article. Nothing contained in this Article shall limit the power of the Corporation, upon and in the event of a determination of the Board to indemnify any trustee, investment manager or other fiduciary of an employee benefit plan, and the Corporation may thereupon indemnify and purchase and maintain insurance on behalf of any such trustee, investment manager or other fiduciary.

                                    ARTICLE X

                                  MISCELLANEOUS

         SECTION 1.  AMENDMENTS.
         ----------------------

         These Bylaws may be altered, amended or repealed or new Bylaws may be adopted at any regular meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, provided notice of the proposed alteration or repeal be contained in the notice of such special meeting, by the affirmative vote of a majority of the shares entitled to vote at such meeting and present or represented, or by a majority vote of the Board of Directors at any regular meeting of the Board or at any special meeting of the Board if notice of proposed alteration or repeal be contained in the notice of such special meeting. Provided, however, no change of the time or place of the meeting for the election of Directors shall be made within sixty (60) days next before the date on which such meeting is to be held, and in case of any change of said time or place, notice thereof shall be given to each stockholder in person or by letter mailed to the last known post office address for such person at least twenty (20) days before the meeting is held.

         SECTION 2.  METHODS OF NOTICE.
         -----------------------------

         Whenever any notice is required to be given in writing to any stockholder or Director pursuant to any statute, the Certificate of Incorporation, or these Bylaws, it will not be construed to require personal or actual notice, and such notice will be deemed for all purposes to have been sufficiently given at the time the same is deposited in the United States mail with postage thereon prepaid, addressed to the stockholder or Director at such address as appears on the books of the Corporation. Whenever any notice may be or is required to be given by telegram or facsimile to any Director, it will be deemed for all purposes to have been sufficiently given at the time the same is filed with the telegraph or cable office, properly addressed.

         SECTION 3.  WAIVER OF NOTICE.
         ----------------------------

         The giving of any notice of the time, place, or purpose of holding any meeting of stockholders or Directors and any requirement as to publication thereof, whether statutory or otherwise, will be waived by the attendance at such meeting by any person entitled to receive such notice except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and may be waived by such person by an instrument in writing executed and filed with the records of the meeting, either before or after the holding thereof.

         SECTION 4.        CORPORATE SEAL.
         --------------------------------

         The seal of the Corporation shall be in such form as shall be adopted and approved from time to time by the Board of Directors. The seal may be used by causing it, or a facsimile thereof, to be impressed, affixed, imprinted or in any manner reproduced. However, there shall be no requirement imposed on the Corporation to use the corporate seal to authenticate or validate any documents. As such, any documents or instruments providing for the use of a seal shall be valid despite the lack of a corporate seal.

         SECTION 5.  SECURITIES OF OTHER CORPORATIONS.
         --------------------------------------------

         The President or any Vice President of the Corporation shall have power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

         SECTION 6.  FISCAL YEAR.
         -----------------------

         The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         SECTION 7.  DIVIDENDS.
         ---------------------

         Dividends upon the outstanding stock of the Corporation, subject to the provisions of the statutes and the Certificate of Incorporation, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, or in any combination thereof.

         SECTION 8.  RESERVES.
         --------------------

         There may be created from time to time by resolution of the Board of Directors, out of funds of the Corporation available for dividends, such reserve or reserves as the Directors from time to time in their discretion think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors shall think beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

         SECTION 9.  SIGNATURE OF NEGOTIABLE INSTRUMENTS.
         -----------------------------------------------

         All bills, notes, checks, or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents, and in such manner, as are prescribed by resolution (whether general or special) of the Board of Directors or the executive committee.

         SECTION 10.  SURETY BONDS.
         -------------------------

         Such officers and agents of the Corporation (if any) as the Board of Directors may direct from time to time shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, disqualification or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Board of Directors may determine. The premiums on such bonds shall be paid by the Corporation, and the bonds so furnished shall be in the custody of the Secretary.

         SECTION 11.  LOANS AND GUARANTIES.
         ---------------------------------

         The Corporation may lend money to, guaranty obligations of, and otherwise assist its Directors, officers and employees if the Board of Directors determines such loans, guaranties, or assistance reasonably may be expected to benefit, directly or indirectly, the Corporation.

         SECTION 12.  RELATION TO CERTIFICATE OF INCORPORATION.
         -----------------------------------------------------

         These Bylaws are subject to, and governed by, the Certificate of Incorporation.

                                   ARTICLE XI

                           INCORPORATION BY REFERENCE

         Wherever any reference is made in these Bylaws to any legislative enactment, whether law, statute or ordinance, such enactment shall be deemed incorporated by reference herein.

                           CERTIFICATE OF ADOPTION OF
                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                           BIODIESEL INDUSTRIES, INC.
                           (FORMERLY GURY HITECK LTD.)
                             A DELAWARE CORPORATION

ADOPTION BY BOARD OF DIRECTORS.
-------------------------------

         The undersigned, being all of the persons elected by the Incorporator to act as the first Board of Directors of the above-named Corporation, hereby assent to the foregoing Bylaws, and adopt the same as the Bylaws of said Corporation.

         IN WITNESS WHEREOF, we have hereunto set our hands this 22nd day of April, 2002.

                                                     /S/ MARK A. KIEFT
                                                     ---------------------------
                                                     MARK A KIEFT

                                                     /S/ MARK L. BAUM
                                                     ---------------------------
                                                     MARK L. BAUM

                                                     /S/ STAN TRIMM
                                                     ---------------------------
                                                     STAN TRIMM


CERTIFICATE BY SECRETARY OF ADOPTION BY DIRECTORS.
-------------------------------------------------

         THIS IS TO CERTIFY that I am the duly elected, qualified and acting Secretary of the above-named Corporation and that the above and foregoing Bylaws were adopted as the Bylaws of said Corporation on the date set forth above by the persons elected by the Incorporators to act as the first directors of said Corporation, or their duly appointed successors.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of April, 2002.


                                                     /S/ MARK L. BAUM
                                                  ------------------------------
                                                  MARK L. BAUM, Secretary